EXHIBIT 32.2
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES‑OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of MSC Industrial Direct Co., Inc. (the “Company”) for the fiscal quarter ended November 29, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Greg Clark, Interim Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: January 7, 2026

By:	/s/ GREG CLARK
Name:	Greg Clark Vice President and Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
A signed original of this written statement required by Section 906 has been provided to MSC Industrial Direct Co., Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.